UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 23, 2018
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CARTER VALIDUS MISSION CRITICAL REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03    Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2018, Carter/Validus Operating Partnership, LP ("CVOP"), the operating partnership of Carter Validus Mission Critical REIT, Inc. (the “Company”) and certain of the Company’s subsidiaries entered into the Third Amended and Restated Credit Agreement dated as of February 1, 2018 (as amended the "KeyBank Credit Facility Agreement") with KeyBank National Association (“KeyBank”) as Administrative Agent for the lenders. The maximum commitment under the KeyBank Credit Facility Agreement is $400,000,000, consisting of a revolving line of credit, with a maturity date of May 28, 2019, subject to CVOP's right to a 12-month extension. Subject to certain conditions, the maximum commitment available under the KeyBank Credit Facility Agreement can be increased to $750,000,000.
The actual amount of credit available under the KeyBank Credit Facility Agreement is a function of certain loan-to-cost, loan-to-value and debt service coverage ratios contained in the KeyBank Credit Facility Agreement.
On August 23, 2018, 18 of the Company's properties were resubmitted to the collateralized pool of the Credit Facility based on a consent letter dated August 23, 2018, from KeyBank, as Administrative Agent, to the Company, which increased CVOP’s total pool availability under the KeyBank Credit Facility Agreement by approximately $61,185,000. Of the 18 properties, 17 of the properties previously had been removed from the collateralized pool of the KeyBank Credit Facility. In addition, each of the Company's wholly-owned subsidiaries that own these properties already was a guarantor under the KeyBank Credit Facility. CVOP’s interests in such wholly-owned subsidiaries had been previously pledged to KeyBank, as Administrative Agent, as collateral under the KeyBank Credit Facility Agreement.
As of August 27, 2018, the Company had a total unencumbered pool availability under the KeyBank Credit Facility Agreement of $296,853,000 and an aggregate outstanding principal balance of $210,000,000. As of August 27, 2018, $86,853,000 remained to be drawn on the KeyBank Credit Facility Agreement.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Consent Letter dated August 23, 2018 from KeyBank, as Administrative Agent, to the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

Dated: August 27, 2018	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer